UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Affymetrix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Marc N. Casper President and Chief Executive Officer Mark Stevenson Executive Vice President and President, Life Sciences Solutions Group Company Overview

$17 billion in revenues $700 million spent on R&D 50,000 employees 50 countries 5 premier brands The World Leader in Serving Science

Strategic Benefits Creates significant value for customers, employees and shareholders Strengthens leadership in biosciences and genetic analysis Significantly expands portfolio of antibodies and assays for high-growth flow cytometry and single-cell biology applications Adds complementary genetic analysis products serving research, clinical and applied markets Creates attractive financial benefits Offers opportunity to build on strong history of close collaboration with customers by leveraging Thermo Fisher’s relationships, particularly in biopharma, and its commercial and geographic scale Strengthen positions in high-growth markets such as single-cell biology, reproductive health and AgBio Benefits employees by creating opportunities for career growth and development as part an industry leader

We enable our customers to make the world healthier, cleaner and safer. A Mission We are Proud of

Stopping counterfeit drugs Keeping the public safe from radioactivity Helping to reduce air pollution Identifying peanut allergies Improving breast cancer diagnostics Detecting the Ebola virus Ensuring our drinking water is clean Advancing justice through forensic science Together We are Fulfilling Our Mission

Our Customers – Our Focus We help accelerate innovation and enhance productivity for our customers. Customer Accelerate research Support regulatory compliance Utilize strategic outsourcing Optimize supply chain Enable technical innovation Improve production efficiency Improve diagnostics Solve complex analytical challenges Increase lab productivity Partner on R&D projects INNOVATION PRODUCTIVITY

Thermo Fisher Scientific Structure

Life Sciences Solutions Group (LSG)
- Biosciences Division
- Genetic Sciences Division
- BioProduction Division
- Clinical Next-Generation Sequencing Division

Laboratory Products Group (LPG)
- Laboratory Consumables Division
- Laboratory Equipment Division
- Global Chemicals

Specialty Diagnostics Group (SDG)
- ImmunoDiagnostics Division
- Healthcare Market Division
- Microbiology
- Anatomical Pathology Division
- Clinical Diagnostics Division
- Transplant Diagnostics Division

Analytical Instruments Group (AIG)
- Chemical Analysis Division
- Chromatography & Mass Spectrometry Division
- Unity Lab Services

Customer Channels Group (CCG)
- Research & Safety Market Division

BioPharma Services Division

Affymetrix fits well with LSG’s Biosciences and Genetic Sciences Divisions

7 *Proprietary & Confidential* ThermoFisher SCIENTIFIC

Life Sciences Solutions Group Capabilities

Thermo Scientific | applied biosystems | invitrogen | gibco | iontorrent








CONFIRMED
by Sanger Sequencing
invitrogen
Cell culture

Biosciences

- Molecular Biology
- Protein & Cell Analysis
- Cellular Biology
- Synthetic Biology

Genetic Sciences

- Quantitative PCR
- Sanger Sequencing
- Human Identification
- AgriGenomics

BioProduction

- Cell Culture
- Purification
- Pharma Analytics
- Single-Use Technologies
- Cell Therapy

Clinical Next-Gen Sequencing

- Next-Generation Sequencing
- Clinical Applications
- Diagnostics Partnering

8 *Proprietary & Confidential* ThermoFisher SCIENTIFIC

Biosciences Division Overview Serving 450,000 customers with 65,000 products in 180 countries Molecular Biology | Cell Biology | Synthetic Biology | Protein & Cell Analysis $2.0 Billion Annual Revenue Helping to make the next scientific breakthrough possible

Innovative solutions for molecular, protein and synthetic biology, flow cytometry and cell analysis Routine reagents for RT and ePCR, cloning and nucleic acid analysis Integrated ePCR systems of thermal cyclers, reagents and plastics Trusted cell culture media and reagents, stem cells and cell models Biosciences Division: Combined Portfolio Market-leading brands known and trusted “at the lab bench” Innovative technologies enabling scientific advancements Flow Cytometry | Antibodies | Enzymology Expertise | Sample Preparation

Providing high-value genomic information to assist critical decisions in research and applied markets Quantitative PCR | Sanger Sequencing | Human Identification | AgriGenomics Genetic Sciences Division Overview $1.7 Billion Annual Revenue

High-value workflows. New partnerships. Vertical market opportunities. Expansion into translational and clinical research Enable global collaboration through cloud-based, integrated systems and workflows Provider of choice for genetic analysis technologies Genetic Sciences Division: Looking Ahead Markets we serve Basic Research | Clinical Research | Diagnostics | Forensics | AgBio

Next Steps We expect to complete the transaction by the end of the second quarter of 2016, subject to the satisfaction of customary closing conditions and applicable regulatory approvals Until then, we remain two separate companies As we work towards completing the transaction, it’s our top priority to make this a smooth and seamless transition Employees should remain focused on the business and serving customers

We enable our customers to make the world healthier, cleaner and safer Technology innovation leadership Unique customer value proposition Unparalleled global reach

Safe Harbor Statement

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving growth; general economic conditions and related uncertainties; dependence on customers’ capital spending policies and government funding policies; the effect of exchange rate fluctuations on international operations; the effect of healthcare reform legislation; use and protection of intellectual property; the effect of changes in governmental regulations; and the effect of laws and regulations governing government contracts, as well as the possibility that expected benefits related to the proposed Affymetrix transaction may not materialize as expected; the Affymetrix transaction not being timely completed, if completed at all; prior to the completion of the transaction, Affymetrix’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, licensees, other business partners or governmental entities, difficulty retaining key employees, and the parties being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Thermo Fisher’s Annual Report on Form 10-K for the year ended December 31, 2014 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended September 26, 2015, each of which is on file with the SEC and available in the “Investors” section of Thermo Fisher’s website under the heading “SEC Filings” and in other documents Thermo Fisher files with the SEC, and in Affymetrix’s Annual Report on Form 10-K for the year ended December 31, 2014 and its subsequent Quarterly Reports on Form 10-Q, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, each of which is on file with the SEC and available in the “Investors” section of Affymetrix’s website, www.Affymetrix.com, under the heading “SEC Filings” and in other documents Affymetrix files with the SEC. While Thermo Fisher or Affymetrix may elect to update forward-looking statements at some point in the future, Thermo Fisher and Affymetrix specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing either Thermo Fisher’s or Affymetrix’s views as of any date subsequent to today.

Additional Information

In connection with the proposed merger, Affymetrix will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at Affymetrix’s website at investor.Affymetrix.com or by contacting Affymetrix’s investor relations department via e-mail at investor@affymetrix.com.

Participants in the Solicitation

Affymetrix and its directors, executive officers and other members of its management and employees as well as Thermo Fisher and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Affymetrix’s stockholders with respect to the merger. Information about Affymetrix’s directors and executive officers and their ownership of Affymetrix’s common stock is set forth in the proxy statement for Affymetrix’s 2015 Annual Meeting of Stockholders and Affymetrix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Information about Thermo Fisher’s directors and executive officers is set forth in the proxy statement for Thermo Fisher’s 2015 Annual Meeting of Stockholders. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the merger, including the interests of Affymetrix’s directors and executive officers in the merger, which may be different than those of Affymetrix’s stockholders generally, by reading the proxy statement and other relevant documents regarding the merger, which will be filed with the SEC.